ANNEX V
                              FIRST AMENDMENT TO
                        AGREEMENT OF PURCHASE AND SALE


          This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (the "Amendment") is dated as of the __ day of October, 1999 by and among SHOPCO MALLS L.P., a Delaware limited partnership ("Seller"), and BARKER PACIFIC GROUP, INC., a Delaware corporation ("Buyer").

                                  Background
                                  ----------

          A. Seller and Buyer executed an Agreement of Purchase and Sale dated as of September 11, 1999 (the "Agreement").

          B. Seller and Buyer now desire to amend the Agreement in order to modify certain terms and conditions thereof.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties hereby agree as follows:

          1. Section I.1 of the Agreement is hereby amended by deleting the definition of Limited Partner Approval and substituting in lieu thereof:

               "'Limited Partner Approval' shall mean approval to the transaction by limited partners of Shopco Regional Malls, L.P. holding a majority of units in Shopco Regional Malls, L.P."

          2. (a) Section II.3(a) of the Agreement is hereby deleted and replaced by the following:

          "The closing of the sale and purchase of the Asset (the 'Closing') shall take place at Buyer's option on December 17, 1999 if Limited Partner Approval has been received on or before November 24, 1999, otherwise on January 24, 2000 if Limited Partnership Approval has then been received (the 'Closing Date')."

          (b) Section II.3(b) is hereby deleted and replaced by the following:

          "Seller shall have the right to extend the Closing Date to February 17, 2000 pending receipt of Limited Partner Approval, at which time Seller may terminate this Agreement in the event that Limited Partner Approval has not been obtained."

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          3.   Section III.3 is hereby amended by adding the following as subsection (i) thereto:

          "Seller shall use good faith efforts to keep Buyer apprized of that status of the Limited Partner Approval and in that regard shall deliver to Buyer, within three business days after a written request by Buyer, an update with respect to the Limited Partner Approval and shall promptly notify Buyer when and if it is received and the Closing Date."

          4. Section V.1(g) is hereby amended by (A) deleting the words "a break-up fee in an amount equal to $100,000 and (B) adding the following after 'Buyer'":

          "a break-up fee equal to the sum of (i) a financing commitment fee up to but not in excess of $175,000 and (ii) all out-of-pocket third party costs and expenses (other than any loan commitment fee) up to but not in excess of $125,000."

          5. Section VII.2(a) of the Agreement is hereby amended by deleting "the day that is thirty (30) days after the date of this Agreement (the 'Due Diligence Expiration Date')" and substituting in lieu thereof "30 days after the date of the First Amendment to Agreement of Purchase and Sale (the 'Due Diligence Expiration Date')."

          5. Except as explicitly set forth in this Amendment, the parties hereto ratify and confirm all of the terms and provisions of the Agreement.

          6. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, together, shall be deemed one agreement. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

                                      SHOPCO MALLS L.P.

                                      By:  Shopco Regional Malls, L.P.


                                           By:  Regional Malls, Inc.


                                                By:_______________________
                                                   Name:
                                                   Title:



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

                                      BUYER:


                                      BARKER PACIFIC GROUP, INC.


                                      By: ___________________________
                                          Name:
                                          Title:










































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